Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Spantel Communications, Inc (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jose Ramon Basterra, in my capacity as President of the Company and Cesar Martinez having responsibilities of the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1.     the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2.     the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and the results of operations of the Company for the period covered by the Report.

/s/ JOSE RAMON BASTERRA	Dated: August 19, 2003

Jose Ramon Basterra President

/s/ CESAR MARTINEZ	Dated: August 19, 2003

Cesar Martinez Principal Accounting Officer